UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2011

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois		60067
(Address of principal executive offices)		(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Addus HomeCare Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2011. At the Annual Meeting, the Company’s stockholders (i) elected Steven I. Geringer, Wayne B. Lowell and W. Andrew Wright, III to serve as Class II directors for a term expiring at the Annual Meeting in 2014 and (ii) ratified the selection of BDO USA, LLP (f/k/a BDO Seidman, LLP) as the Company’s independent auditor for fiscal year 2011. The votes on these matters are as follows:

1. The election of Messrs. Geringer, Lowell and Wright to serve as Class II directors for a term expiring at the Annual Meeting in 2014:

Director	For	Withhold Authority	Broker Non-Votes
Steven I. Geringer	7,281,577	58,093	1,658,984
Wayne B. Lowell	7,309,077	30,593	1,658,984
W. Andrew Wright, III	7,252,016	87,654	1,658,984

2. The ratification of the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2011:

For	Against	Abstain
8,979,267	14,324	5,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addus HomeCare Corporation

By:	/s/ Dennis B Meulemans
Name:	Dennis B. Meulemans
Title:	Chief Financial Officer

Date: June 28, 2011